Share capital warrants and subscription receipts - Summary of Accumulated other comprehensive income (loss) (Detail) - USD ($) $ in Thousands	Nov. 30, 2024	Nov. 30, 2023	Nov. 30, 2022
Accumulated other comprehensive income	$ 898	$ 684	$ 385
Unrealized losses on FVOCI financial assets, net of tax
Accumulated other comprehensive income	(42)	(256)	(555)
Cumulative exchange difference on translation of foreign operations
Accumulated other comprehensive income	$ 940	$ 940	$ 940